PIMCO Equity Series

Supplement Dated December 13, 2011 to the

PIMCO Emerging Multi-Asset Fund, PIMCO EqS Emerging Markets Fund and PIMCO EqS Pathfinder Fund™—Institutional Class, Class P, Administrative Class and Class D Prospectus (dated October 29, 2011); the PIMCO Emerging Multi-Asset Fund, PIMCO EqS Emerging Markets Fund and PIMCO EqS Pathfinder Fund™—Class A, Class C and Class R Prospectus (dated October 29, 2011); the PIMCO Dividend and Income Builder Fund and PIMCO EqS Dividend Fund—Institutional Class, Class P, Administrative Class and Class D Prospectus (dated November 21, 2011); and the PIMCO Dividend and Income Builder Fund and PIMCO EqS Dividend Fund—Class A, Class C and Class R Prospectus (dated November 21, 2011)

(the “Prospectuses”), as supplemented from time to time

Disclosure Related to Duration

Effective immediately, the following sentence is added after the last sentence of the “Characteristics and Risks of Securities and Investment Techniques—Duration” section in the Prospectuses:

PIMCO uses an internal model for calculating duration, which may result in a different value for the duration of an index compared to the duration calculated by the index provider or another third party.

Investors Should Retain This Supplement for Future Reference

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